Marketable securities	9 Months Ended
Sep. 30, 2018
Investments Debt And Equity Securities [Abstract]
Marketable securities

4. Marketable securities

As of September 30, 2018, the Company has the following investments in marketable debt securities classified as available-for-sale (in thousands):

	Maturity	Amortized cost	Gross Unrealized Holding Gains	Gross Unrealized Holding Losses	Impact of Foreign Currency Exchange Rate Fluctuations	Aggregate Estimated Fair Value
U.S. Treasury securities	3 - 9 months	$52,508	$—	$(24)	$2,316	$54,800

As of September 30, 2018, the aggregate fair value of 11 securities held by the Company in an unrealized loss position was $54.8 million and the aggregate unrealized holding losses was $24,000. The Company recognized in other comprehensive income a $2.3 million gain related to the translation of U.S. dollar investments held by NSL into its functional currency of pound sterling. No securities have been in an unrealized loss position for more than one year. As of September 30, 2018, these securities are not considered to be other than temporarily impaired because the impairments are not severe, have been for a short duration, and are due to normal market and interest rate fluctuations. Furthermore, the Company does not intend to sell the investment securities in an unrealized loss position and it is unlikely that the Company will be required to sell these securities before the recovery of the amortized cost. The Company did not have any investments in marketable securities at December 31, 2017.

During the three months ended September 30, 2018, the Company realized $3.0 million in foreign currency gains on the settlement of maturing marketable securities as a result of favorable foreign currency exchange rate fluctuations. Realized gains and losses are determined using the specific identification method, reclassified from accumulated other comprehensive income and included in other income, net on the statement of comprehensive income.